Exhibit 10.01
AMENDMENT NO. 3
Dated as of June 7, 2016
to
CREDIT AGREEMENT
Dated as of May 29, 2014
THIS AMENDMENT NO. 3 (this “Amendment”) is made as of June 7, 2016 by and among Under Armour, Inc., a Maryland corporation (the “Company”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent’), under that certain Credit Agreement dated as of May 29, 2014 by and among the Company, the Foreign Subsidiary Borrowers from time to time party thereto (together with the Company, the “Borrowers”), the Lenders and the Administrative Agent (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement” and, the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Borrowers have requested that the requisite Lenders and the Administrative Agent agree make certain amendments to the Credit Agreement;
WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.
1.Amendments to the Credit Agreement. Effective as of the Amendment No. 3 Effective Date (as defined below), the parties hereto agree that the Credit Agreement shall be amended as follows:
(a)The definition of “Defaulting Lender” set forth in Section 1.01 of the Credit Agreement is amended to amend and restate clause (d) thereof to read as “(d) has become the subject of (A) a Bankruptcy Event or (B) a Bail-In Action.”

(b)The definition of “Loan Documents” set forth in Section 1.01 of the Credit Agreement is amended to delete the reference to “the Subsidiary Guaranty,” appearing therein.

(c)The definition of “Loan Parties” set forth in Section 1.01 of the Credit Agreement is amended to delete the reference to “and the Subsidiary Guarantors” appearing therein.

(d)The definition of “Priority Indebtedness” set forth in Section 1.01 of the Credit Agreement is amended to delete the reference to “which is not a Subsidiary Guarantor” appearing therein.

(e)Section 1.01 of the Credit Agreement is amended to add the following definitions thereto in the appropriate alphabetical order:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described     in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.
“Write-Down and Conversion Powers” means, with respect to any EEA     Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
(f)Section 1.01 of the Credit Agreement is amended to delete in their entirety the     definitions of “CFC”, “Domestic Foreign Holdco Subsidiary”, “Excluded Subsidiary”, “Subsidiary Guarantor” and “Subsidiary Guaranty” appearing therein.

(g)Section 2.24 of the Credit Agreement is amended to add the words “or a Bail-In Action” immediately after the words “a Bankruptcy Event” appearing therein.

(h)Section 3.07 of the Credit Agreement is amended to delete the phrase “or Subsidiary Guarantor” appearing therein.

(i)Article III of the Credit Agreement is amended to add a new Section 3.14 thereto immediately at the end thereof as follows:
Section 3.14 EEA Financial Institutions. No Borrower is an EEA Financial Institution.

(j)Section 5.03 of the Credit Agreement is amended to delete the phrase “and the Subsidiary Guarantors” appearing therein.

(k)Section 5.09 of the Credit Agreement is hereby deleted in its entirety.

(l)Section 6.01(k) of the Credit Agreement is amended to delete the phrase “or any Subsidiary Guarantor” appearing therein.

(m)Section 6.03 of the Credit Agreement is amended to delete the parenthetical “(including a Subsidiary Guarantor)” appearing therein.

(n)Section 6.04(h) of the Credit Agreement is amended to delete the proviso thereto in its entirety.

(o)Clause (d) of Article VII of the Credit Agreement is amended to replace the words “, 5.08 or 5.09” appearing therein with the words “or 5.08”.

(p)Clause (e) of Article VII of the Credit Agreement is amended to delete the words “or any Subsidiary Guarantor, as applicable,” appearing therein.

(q)Section 9.02(b) of the Credit Agreement is amended to restate clause (vi) thereof in its entirety to read as follows:

(vi) release the Company from its obligations under Article X without the written consent of each Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, any Issuing Bank or the Swingline Lender hereunder without the prior written consent of the Administrative Agent, such Issuing Bank or the Swingline Lender, as the case may be (it being understood that any change to Section 2.24 shall require the consent of the Administrative Agent, the Issuing Banks and the Swingline Lender).
(r)Section 9.08 of the Credit Agreement is amended to delete the phrase “or any Subsidiary Guarantor” appearing therein.

(s)Section 9.09(d) of the Credit Agreement is amended to delete the parenthetical “(and any similar appointment by a Subsidiary Guarantor which is a Foreign Subsidiary)” appearing therein.

(t)Section 9.14 of the Credit Agreement is amended and restated to read as “[Intentionally Omitted]”.

(u)Article IX of the Credit Agreement is amended to add a new Section 9.17 thereto immediately at the end thereof as follows:

Section 9.17 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)the effects of any Bail-In Action on any such liability, including, if applicable:

(i)a reduction in full or in part or cancellation of any such liability;

(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan     Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution     Authority.
(v)Section 10.01(d) of the Credit Agreement is amended to (i) delete the word “Guarantor” in both instances it appears therein and (ii) delete the word “other” appearing immediately before the phrase “guarantor or any other Person”.

(w)Section 10.02 of the Credit Agreement is amended to replace the words “Subsidiary Guarantor or any other guarantor” appearing therein with “Subsidiary or any guarantor” in both     instances.

(x)Section 10.04 of the Credit Agreement is amended to (i) replace the “,” appearing therein immediately before the first instance of the phrase “any Foreign Subsidiary Borrower” with the word “and”, (ii) delete the phrase “and any of the Subsidiary Guarantors” appearing therein, (iii) replace the words “Subsidiary Guarantors” appearing therein with “Subsidiaries” in each instance, (iv) replace the words “Subsidiary Guarantor” appearing therein with “Subsidiary” in each instance and (v) delete the word “other” appearing immediately before the phrase “guarantor or any other Person or ” in each instance.

(y)Section 10.05 of the Credit Agreement is amended to replace the words “Subsidiary Guarantor” appearing therein with “Subsidiary” in each instance.

(z)Section 10.07 of the Credit Agreement is hereby deleted in its entirety.

(aa)Exhibit F to the Credit Agreement is amended and restated in its entirety in the form of Annex A attached hereto.

(ab)Effective as of the Amendment No. 3 Effective Date, the parties hereto agree that (i) each of the subsidiary guarantors under the Credit Agreement is hereby released from its obligations under the Guarantee Agreement dated as of May 29, 2014 made by the subsidiary guarantors named therein in favor of the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Subsidiary Guaranty”) and (ii) the Subsidiary Guaranty is hereby terminated and of no further force or effect (other than any provisions thereof which expressly survive such termination in accordance with the terms thereof).

2.Conditions of Effectiveness. The effectiveness of this Amendment (the “Amendment No. 3 Effective Date”) is subject to the satisfaction of the following conditions precedent:

(a)The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, the Lenders, each Issuing Bank, the Swingline Lender and the     Administrative Agent.

(b)The Administrative Agent shall have received payment of the Administrative Agent’s and its affiliates’ fees and reasonable out-of-pocket expenses (including reasonable out-of-pocket fees and expenses of counsel for the Administrative Agent) in connection with this Amendment and the other Loan Documents, and for which invoices have been presented at least one (1) Business Day prior to the Amendment No. 3 Effective Date.

3.Representations and Warranties of the Company. The Company hereby represents and warrants as follows:

(a)This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, liquidation, reconstruction, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(b)As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrowers set forth in the Credit Agreement (other than, with respect to any Loan the proceeds of which are being used to refinance maturing commercial paper issued by the Company, Sections 3.04(b) and 3.06) are true and correct in all material respects (or in all respects in the case of any representation or warranty qualified by materiality or Material Adverse Effect); provided that any such representation or warranty that by its express terms is made as of a specific date is true and correct in all material respects (or in all respects if such representation or warranty is qualified by materiality or Material Adverse Effect) as of such specific date.
4.Reference to and Effect on the Credit Agreement.

(a)Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)The Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)This Amendment is a Loan Document.

5.Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

UNDER ARMOUR, INC.,
as a Borrower

By: /s/ Lawrence Molloy
Name: Lawrence Molloy
Title: Chief Financial Officer

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as an Issuing Bank, as the
Swingline Lender and as Administrative Agent

By: /s/ James A Knight
Name: James A. Knight
Title: Executive Director

PNC BANK, NATIONAL ASSOCIATION,
as an Issuing Bank and as a Lender

By: /s/ John E. Hehir
Name: John E. Hehir
Title: Senior Vice President

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ J. Casey Cosgrove
Name: J. Casey Cosgrove
Title: Director

SUNTRUST BANK,
as a Lender

By: /s/ Daniel L. Nichols
Name: Daniel L. Nichols
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Patrick M. Moore
Name: Patrick M. Moore
Title: Sr. Vice President

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By: /s/ John P Treadwell Jr
Name: John P Treadwell Jr
Title: SVP

BRANCH BANKING & TRUST COMPANY,
as a Lender

By: /s/ Matthew J. Davis
Name: Matthew J. Davis
Title: Senior Vice President

MANUFACTURERS AND TRADERS TRUST
COMPANY,
as a Lender

By: /s/ Erica S. Cariello
Name: Erica S. Cariello
Title: Vice President

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By: /s/ James Weinstein
James Weinstein
General Manager

CITIBANK, N.A.,
as a Lender

By: /s/ Robert J Kane
Name: Robert J Kane
Title: Vice President

GOLDMAN SACHS BANK USA,
as a Lender

By: /s/ Jerry Li
Name: JERRY LI
Title: AUTHORITY SIGNATORY

REGIONS BANK,
as a Lender

By: /s/ Brand Hosford
Name: Brand Hosford
Title: Vice President

Annex A
EXHIBIT F
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